SHORT-TERM BORROWINGS	12 Months Ended
Dec. 31, 2011
SHORT-TERM BORROWINGS

NOTE 17. SHORT-TERM BORROWINGS

As of December 31, 2010 and 2011, short-term borrowings totaled $12.4 million and $11.8 million, respectively. These amounts were borrowed from certain financial institutions. The annual interest rates on these borrowings ranged from 0.85 percent to 5.56 percent for 2010, and from 1.30 percent to 7.54 percent for 2011. The maturity dates ranged from January 2011 to March 2011 as of December 31, 2010, and fell in late January 2012 as of December 31, 2011. As of December 31, 2010 and 2011, the weighted-average interest rate on total short-term borrowings was 1.835 percent and 2.870 percent, respectively.

As of December 31, 2011, the total amount of unused lines of credit available for borrowing under these agreements was approximately $28.0 million.

During the period from January 2012 to March 2012, we repaid certain short-term borrowings totaling $28.2 million, increased short-term borrowings totaling $3.3 million, and renewed short-term borrowing agreements totaling $23.0 million.

We pledged certain time deposits, land, and buildings as collateral for borrowings from certain financial institutions. The total value of collateral amounted to $6.3 million and $4.2 million as of December 31, 2010 and 2011, respectively, in which time deposits pledged are recorded as restricted cash totaling $5 million and $3 million as of December 31, 2010 and 2011, respectively.